                                                                  EXHIBIT 10.14

                           GENERAL MOTORS CORPORATION
                      DEALER SALES AND SERVICE AGREEMENT(S)

Effective JUNE 28, 2001, General Motors Corporation, a Delaware Corporation, separately on behalf of its Division(s) identified in the specific Motor Vehicle Addendum(s) for Chevrolet Motor Division. Pontiac-GMC Division (Pontiac vehicles). Pontiac-GMC Division (GMC vehicles), Oldsmobile Division. Buick Motor Division, and Cadillac Motor Car Division ("General Motors") and CK MOTORS LLC , a proprietorship, a partnership, or a corporation. A limited liability company, or other business entity, doing business at 4425 W VINE ST. KISSIMMEE, FLORIDA 34746, ("Dealer"), hereby enter into separate Agreement(s) for each Motor Vehicle Line-Make(s) included in the Motor Vehicle Addendum(s) incorporated into this Agreement, and only for the Line-Makes(s)) included in the Motor Vehicle Addendum(s). The Agreement for each Line-Make is independent and separately enforceable by each party, and the use of this common form is intended solely to simplify execution of the Agreement(s). The parties agree as follows:

FIRST: TERM OF AGREEMENT(S)

This Agreement(s) shall expire on OCTOBER 31, 2005 or ninety days after the death or incapacity of a Dealer Operator, whichever occurs first, unless earlier terminated. Dealer is assured of an opportunity to enter into a new Agreement(s) at the expiration date if General Motors determines that Dealer has fulfilled its obligations under this Agreement(s).

SECOND: STANDARD PROVISIONS AND RELATED ADDENDA

The Standard Provisions and all of the related Addenda are hereby incorporated as part of this Agreement. The Dealer acknowledges that these documents have been brought to its attention, and Dealer accepts their form, content and amendments thereto, in the prescribed manner, from time to time.

THIRD: DEALER OPERATOR AND DEALER OWNER

Dealer agrees that the following Dealer Operator will provide personal services in accordance with Article 2 of the Standard Provisions:

BRUCE C. STARLING
-----------------

The following Dealer Owner(s) agree that they will comply in all respects with
Article 3 of the Standard Provisions: N/A
                                      ---

FOURTH: EXECUTION OF AGREEMENT(S) AND RELATED DOCUMENT(S)

This Agreement(s) and related agreement(s) are valid only if signed:

         (a) on behalf of Dealer by its duly authorized representative, and in the case of this Agreement(s), by its Dealer Operator; and

         (b) this Agreement(s) as set forth below on behalf of General Motors by the Regional General Manager and his authorized representative. All related agreements will be signed by the Regional General Manager or his authorized representative.

FIFTH: ADDITIONAL AGREEMENTS AND UNDERSTANDINGS

The following agreement(s) are hereby incorporated by reference into this Agreement(s):

SUPPLEMENTAL AGREEMENT TO GM DLR SALES AND SERVICE AGREEMENT - P.G.B
----------------------------------------------------------------------



CK MOTORS LLC                            GENERAL MOTORS CORPORATION
---------------------
Dealer Firm Name

By: /s/ Bruce C. Starling 7/3/01         By:  /s/ W.C. Powell
    -------------------------------           ----------------------------------
    Dealer Operator and Date                  Regional General Manager


                                         By:  /s/ Madonna Wenner          7/9/01
                                              ----------------------------------
                                              Authorized Representative and Date

                          DEALER STATEMENT OF OWNERSHIP

                                  CK MOTORS LLC
                                  -------------
                                Dealer Firm Name

                               KISSIMMEE. FLORIDA
                               ------------------
                                   City, State

a proprietorship, a partnership or a corporation incorporated on _____ in the State of ___, or a limited liability company, or other business entity _______

The undersigned Dealer hereby certifies that the following information is true, accurate and complete, as of

JUNE 28, 2001
-------------


---------------------------------------------------------------------------------------------------------------------------------
Names and Titles of all individuals,          Active         1f a Corporation, Show Number       Value of the      Percentage
beneficiaries of trusts or other entities     in                  of Shares and Class               Owner-             of
owning 5% or more of Dealer and entitled to   Dealer-                                          ship Interest of     Ownership
receive dividends or profits from Dealer as   ship                                                   Each           of Record
a result of ownership.                        (Yes or    -------------------------------------   Person Listed      in Dealer
                                              No)          Number        Type*      Voting           Based
                                                           shares         or        (Yes or     on Dealership's
(Identify Holding Company Owners on GMMS                                 Class        No)      Current Net Worth
1014-2)
---------------------------------------------------------------------------------------------------------------------------------
BRUCE C. STARLING                                YES                                                          $0           0.00%
PRESIDENT

---------------------------------------------------------------------------------------------------------------------------------
ASBURY AUTO CENTRAL FL LLC                        NO                                                   $ 933,492         100.00%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               $               %
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               $               %
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               $               %
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               $               %
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               $               %
---------------------------------------------------------------------------------------------------------------------------------
Total                                            XXX                                   XXX             $ 933,492         100.00%
---------------------------------------------------------------------------------------------------------------------------------

* Indicate various classes of common or preferred stock issued. State Par Value of each share of preferred stock. Memo: If stock class "Common M" appears, the equity percentage under "Common M" refers to the percent of the number of shares of issued and outstanding Preferred Stock of the total number of issued and outstanding Common Stock and Preferred Stock in Motors Holding Investments. Contact Motors Holding to determine the value of equity interests at a given time.

Remarks:

                                  CK MOTORS LLC
                                ----------------
                                Dealer Firm Name

By  /s/ Bruce C. Starling    7/3/01             GENERAL MOTORS CORPORATION
    -------------------------------------
    Dealer Operator           Date

                                             By /s/ Madonna Wenner        7/9/01
                                                --------------------------------
                                                Authorized Representative   Date

                     STATEMENT OF HOLDING COMPANY OWNERSHIP

                                  CK MOTORS LLC
                                  -------------
                                Dealer Firm Name

                               KISSIMMEE, FLORIDA
                               ------------------
                                   City, State


----------------------------------------------------------------------------
INVESTORS FOR                                        PERCENT OF OWNERSHIP
ASBURY AUTO CENTRAL FL LLC
----------------------------------------------------------------------------

ASBURY AUTO JACKSONVILLE, LP                               92.73%
----------------------------------------------------------------------------

BRUCE C. STARLING                                           7.27%
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

                     STATEMENT OF HOLDING COMPANY OWNERSHIP

                         COGGIN PONTIAC-GMC-BUICK L.L.C.
                         -------------------------------
                                Dealer Firm Name

                               KISSIMMEE, FLORIDA
                               ------------------
                                   City, State


-------------------------------------------------------------------------
INVESTORS FOR                                     PERCENT OF OWNERSHIP
ASBURY AUTO JACKSONVILLE, LP
-------------------------------------------------------------------------

ASBURY AUTOMOTIVE GROUP, LLC                             99.00%
-------------------------------------------------------------------------

ASBURY AUTO JACKSONVILLE GP                               1.00%
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

                            CAPITAL STANDARD ADDENDUM
                                       TO
                           GENERAL MOTORS CORPORATION
                       DEALER SALES AND SERVICE AGREEMENT

This Capital Standard Addendum, effective JUNE 28, 2001, is pursuant to Article 10 of the Dealer Sales and Service Agreement in effect between General Motors and Dealer.

General Motors has determined that the minimum net working capital (standard) necessary for the Dealer to adequately conduct Dealership Operations consistent with the Dealer's responsibilities is $ 1,006,000 .

Dealer has established, or will, within a reasonable time, establish and maintain actual dealer net working capital in an amount not less than the minimum amount specified above.

                                 GENERAL MOTORS
                         DEALER CAPITAL STANDARD PROGRAM

General Motors Corporation has endeavored, through the General Motors Capital Standard Program, to help dealers develop sound financial positions. Over the years, this Program has contributed substantially to the effectiveness and relative permanency of General Motors dealers as a whole.

The purpose of the General Motors Capital Standard Program is to establish the minimum amount of regularly needed net working capital that should be provided by the owners through capital stock, other investment and earnings.

A minimum net working capital standard is established for each dealer based on the dealership operations it is expected to conduct under its Dealer Sales and Service Agreement(s). Dealer having actual net working capital equal to the standard established for the dealership operations contemplated at its dealership location should have net working capital to be compared to the standard shall be determined by arriving at the sum of Total Current Assets plus Driver Training Vehicles, Lease and Rental Units and Total Accumulated LIFO Writedown minus the sum of Total Liabilities excluding those listed below.

Those liabilities that are not subtracted are:

      1. Long term notes payable which are qualified long term debt. Qualified long term debt is defined by the following criteria:

            a.    The note must be payable to an owner of Dealer.
            b. Principle payments must be restricted to be paid only from profits.
            c. The amount of qualified long-term debt to be excluded is limited to 50% of the Net Working Capital standard.

            This exception is made because an owner would be less inclined to collect on a note payable at maturity than an outside creditor when payment of such a note would place the dealership in financial jeopardy.

      2.    Long term notes payable secured by real property.

            This exception is made because dealers are not required to own land and buildings that are used for dealership operations. Many dealers, however, elect to acquire and hold title to all or a portion of such real property, thereby investing a portion of the total equity capital in land and buildings that would otherwise be available for working capital purposes.

                                  CK MOTORS LLC
                                  -------------
                                Dealer Firm Name

                                  KISSIMMEE, FL
                                  -------------
                                   City, State

                                             GENERAL MOTORS CORPORATION

                                             By /s/ Madonna Wenner        7/9/01
                                                --------------------------------
                                                Authorized Representative   Date

                         LOCATION AND PREMISES ADDENDUM
                                       TO
                           GENERAL MOTORS CORPORATION
                       DEALER SALES AND SERVICE AGREEMENT

The undersigned Dealer and General Motors Corporation hereby agree that as of the effective date shown below:

      1. Part I on Page 2 hereof, entitled "Description of Premises," identifies the Location and describes the Premises at which Dealer is authorized to conduct Dealership Operations under the Dealer Agreement(s). Dealer also represents that Part I accurately reflects the terms under which it occupies the premises and the manner in which each is used for GM Dealership Operations.

      2. Part II beginning on Page 3 hereof, entitled "Premises Space Analysis," sets forth the actual space Dealer represents it uses in GM Dealership Operations, and the actual space at the same locations used by Dealer for a purpose other than GM Dealership Operations.

All changes in the Location or use of Premises must be approved by General Motors pursuant to provisions of Article 4.4 of the Dealer Agreement(s) requirements shall be reflected in a new Location and Premises Addendum executed by Dealer and General Motors.


                                  CK MOTORS LLC
                                  -------------
                                Dealer Firm Name

                                  KISSIMMEE, FL
                                  -------------
                                   City, State

By /s/ Bruce C. Starling     7/3/01
   --------------------------------
        Dealer Operator       Date             GENERAL MOTORS CORPORATION

By                                             By /s/ Madonna Wenner      7/9/01
   --------------------------------              -------------------------------
    Signature                Title               Authorized Representative  Date

                                     PART I
                             DESCRIPTION OF PREMISES

                                  CK MOTORS LLC
                                  -------------
                                Dealer Firm Name

                KISSIMMEE, FL                             JUNE 28, 2001
                ---------------------                 --------------------
                    City, State                Date of this GMMS (Mo., Day, Yr.)

                  APRIL 1997
                  ----------
Date Main Facility Constructed (Mo., Yr.)    Date Main Facility Remodeled or
                                             Added to (Mo., Yr.)

                     LOCATION, USE AND OWNERSHIP OF PREMISES


----------------------------------------------------------------------------------------------------------------------------
Identify by street address each separate dealership                               LEASED, INDICATE:
location and describe how each is used for GM Dealership                          Name of Lessor:
Operations. Specify:                                         Dealer               Beginning and Expiration Date of Lease
NEW VEHICLE SALES, USED VEHICLE SALES, SERVICE,              Asset     Leased     Annual Rental:  $
PARTS, OFFICE, NEW VEHICLE STORAGE, BODY SHOP, etc.                               Renewal Option: Term and Annual Rent
Also indicate distance of each separate location from
main location.
----------------------------------------------------------------------------------------------------------------------------
MAIN     4425 WEST VINE ST                                                        ALAN C. STARLING
         KISSIMMEE, FL                                                            07-31-1999 THROUGH 07-30-2009
         NEW DISP, USED DISP, MECHANICAL,                                 [X]     $300,000
         SERV RECP, PARK-CUST,                                                    5-YEAR
         NEW STORAG, EMP PK/MSC, GEN
         OFFICE PARTS
----------------------------------------------------------------------------------------------------------------------------
2

         MILES FROM MAIN
----------------------------------------------------------------------------------------------------------------------------
3

         MILES FROM MAIN
----------------------------------------------------------------------------------------------------------------------------
4

         MILES FROM MAIN
----------------------------------------------------------------------------------------------------------------------------
5

         MILES FROM MAIN
----------------------------------------------------------------------------------------------------------------------------
6

         MILES FROM MAIN
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

                         TOTAL DEALERSHIP IN SQUARE FEET
--------------------------------------------------------------------------------
----------------------------------------------------------------
                              GM USE   OTHER USE     TOTAL AREA
                              ------   ---------     ----------
Total Building                25,000                     25,000
Total Lot                    226,985                    226,985
Grand Total                  251,985                    251,985
----------------------------------------------------------------

                   (LOCATION AND PREMISES ADDENDUM CONTINUED)
                                     PART II
                             PREMISES SPACE ANALYSIS

                                  CK MOTORS LLC
                                  -------------
                                Dealer Firm Name

                         KISSIMMEE, FL                     JUNE 28, 2001
                     ---------------------             ------------------
                         City, State           Date of this GMMS (Mo., Day, Yr.)


-------------------------------------------------------------------------------------------------------------------------
                                                           Actual Space in Number of Stalls
-------------------------------------------------------------------------------------------------------------------------
                                                          Building                     Lot                   TOTAL
                                                                              (Do not include Bldg.)
----------------------------------------------------------------------------                           ------------------
                DEPARTMENT ALLOCATION               GM Use      Other Use      GM Use      Other Use       (A+B+C+D)
                                                     (A)           (B)          (C)           (D)             (E)
-------------------------------------------------------------------------------------------------------------------------
(1)  New Vehicle Display                                    5                         10                              15
-------------------------------------------------------------------------------------------------------------------------
(2)  Used Vehicle Display                                                             80                              80
-------------------------------------------------------------------------------------------------------------------------
(3)  Productive Service - Mechanical                       25
                                                                                                                      25
-------------------------------------------------------------------------------------------------------------------------
(4)  Productive Service - Body
-------------------------------------------------------------------------------------------------------------------------
(5)  Service - Reception                                    6                                                          6
-------------------------------------------------------------------------------------------------------------------------
(6)  Parking - Customer                                                               20                              20
-------------------------------------------------------------------------------------------------------------------------
(7)  New Vehicle Storage                                                             150                             150
-------------------------------------------------------------------------------------------------------------------------
(8)  Employee Parking and Miscellaneous                                               50                              50
-------------------------------------------------------------------------------------------------------------------------
(9)  Total of Lines (1) through (8)                        36                        310                             346
-------------------------------------------------------------------------------------------------------------------------

                                                                   Actual Space in Square Feet                     TOTAL
                                                         GM Use    Other Use
--------------------------------------------------------------------------------------------------------------------------
(10)  General Office                                     2,000                                                      2,000
--------------------------------------------------------------------------------------------------------------------------
(11)  Parts                                              4,500                                                      4,500
--------------------------------------------------------------------------------------------------------------------------
(12)  Total of Lines (10) and (11)                       6,500                                                      6,500
--------------------------------------------------------------------------------------------------------------------------



                             VEHICLE LINES HANDLED

--------------------------------------------------------------------------------

          General Motors Division(s)                       Non-GM Lines Handled

--------------------------------------------------------------------------------
                   PONTIAC
--------------------------------------------------------------------------------
                    BUICK
--------------------------------------------------------------------------------
                     GMC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      GM space requirements are currently under review and updated GM space requirements will be published in the Service Policy and Procedures Manual.

                              PONTIAC-GMC DIVISION
                             MOTOR VEHICLE ADDENDUM
                                       TO
                           GENERAL MOTORS CORPORATION
                       DEALER SALES AND SERVICE AGREEMENT

                                  CK MOTORS LLC
                                  -------------
                                DEALER FIRM NAME

                               KISSIMMEE, FLORIDA
                               ------------------
                                   CITY, STATE

Effective JUNE 28, 2001, Dealer, as an authorized General Motors dealer, has non-exclusive right to buy the following new Motor Vehicles marketed by Pontiac-GMC Division of General Motors Corporation, subject to the terms and conditions of the Standard Provisions.


                                 PASSENGER CARS

BONNEVILLE, FIREBIRD, GRAND AM, GRAND PRIX, SUNFIRE


                                LIGHT DUTY TRUCKS

AZTEK, MONTANA



This Motor Vehicle Addendum shall remain in effect unless canceled or until superseded by a new Motor Vehicle Addendum furnished Dealer by General Motors Corporation. This Motor Vehicle Addendum cancels and supersedes any previous Motor Vehicle Addendum furnished Dealer by General Motors.

                                        GENERAL MOTORS CORPORATION


                                        By:  /s/
                                           -------------------------------------
                                           DIVISION MARKETING GENERAL MANAGER
                                           PONTIAC-GMC DIVISION

                                    NOTICE OF
                         AREA OF PRIMARY RESPONSIBILITY
                                       TO
                           GENERAL MOTORS CORPORATION
                       DEALER SALES AND SERVICE AGREEMENT


Effective JUNE 28, 2001, the area described below and known as KISSIMMEE, FLORIDA shall be the Dealer's Area of Primary Responsibility for the Pontiac-GMC Motor Division (Pontiac Motor Vehicles) of General Motors.


All of OSCEOLA County, FLORIDA except the following U.S. Census Tract(s):


406.00

And the following U.S. Census Tract(s) contained in POLK County, FLORIDA:

125.00








{CONTINUED ON FOLLOWING PAGE(S)}

                                    NOTICE OF
                         AREA OF PRIMARY RESPONSIBILITY
                                       TO
                           GENERAL MOTORS CORPORATION
                       DEALER SALES AND SERVICE AGREEMENT


{CONTINUED FROM PRECEDING PAGE(S)}

The following whole or partial communities do not define the undersigned Dealer's Area of Primary Responsibility but are included as a reference list of commonly used community names in the Area of Primary Responsibility described above:

BUENA VENTURA LAKE CAMPBELL                 DAVENPORT                  KISSIMMEE
ST. CLOUD






The Area of Primary Responsibility will be employed by General Motors to review the effectiveness of Dealer's performance under the Dealer Agreement, and for other matters relating to Dealership Operations. The Area of Primary Responsibility described herein will continue in effect until changed by written notice to Dealer.


                                  CK MOTORS LLC
                                  -------------
                                Dealer Firm Name

KISSIMMEE, FLORIDA
------------------
    City, State

                                          GENERAL MOTORS CORPORATION


                                          By  /s/ Madonna Wenner          7/9/01
                                             -----------------------------------
                                             Authorized Representative     Date

PAGE 02 OF 02